                                                  -----------------
PFPC Global Fund Services                             BULK RATE
P.O. Box 8030                                     U.S. POSTAGE PAID
Boston, MA 02266-8030                             STATEN ISLAND, NY
                                                   PERMIT No. 169
HIXSEMI 10/01                                     -----------------






Salomon Brothers
High Income Fund II Inc



Semi-Annual Report
October 31, 2001

                                    -------------------------------------
                                           Salomon Brothers Asset Management
                                         --------------------------------------

SALOMON BROTHERS HIGH INCOME FUND II INC

November 7, 2001

Dear Shareholder:

Enclosed is the semi-annual report for the Salomon Brothers High Income Fund II Inc ("Fund") for the period ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

The Fund distributed income dividends totaling $0.69 per share during the six-month period. The table below shows the annualized distribution rate and the six-month total return based on the Fund's October 31, 2001 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price:/1/

                              Annualized                  Six-Month
      Price Per Share     Distribution Rate/2/          Total Return/2/
      ---------------     --------------------          ---------------
      $10.01 (NAV)             13.79%                      (3.66)%
      $10.64 (NYSE)            12.97%                       3.50%

In comparison, the Salomon Smith Barney High Yield Market Index ("SSB High Yield Market Index")/3/ and the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")/4/ returned negative 2.17% and negative 1.92%, respectively, for the same period. Past performance is not indicative of future results.

U.S. HIGH YIELD DEBT MARKET AND FUND OVERVIEW

During the period, the U.S. high-yield market experienced increased levels of volatility due to a variety of factors, including large flows in and out of mutual funds, the U.S. Federal Reserve Board's ("Fed") reductions in interest rates, the continuing stream of negative economic data, equity market declines, and continued earnings warnings in the technology and telecommunications sectors. At the beginning of

-------------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the market price of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price, as determined by supply and demand of the Fund's shares.

2 Total returns are based on changes in NAV or the market value, respectively.
  Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.115 for 12 months. This rate is as of November 30, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

3 The SSB High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. Please note that an investor cannot invest directly in an index.

4 The EMBI+ is a total return index that tracks the traded market for U.S.
  dollar-denominated Brady bonds and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

SALOMON BROTHERS HIGH INCOME FUND II INC

the period, the U.S. high-yield market rallied, powered by substantial mutual fund inflows and the absence of negative news relating to the telecommunications industry. The rally ended in early March 2001, when mutual fund outflows, a heavy new-issue calendar and second-quarter earnings warnings resulted in price declines in many telecommunications issues. In July and August 2001, the high-yield market rallied once again, spurred by takeover speculation and debt buybacks by distressed telecommunications companies.

The tragic events of September 11, 2001, however, dramatically reversed this latest rally. The U.S. high-yield market recorded its worst month of performance since the SSB High Yield Market Index began in January 1989. The SSB High Yield Market Index was down 7.2% in the month of September 2001 alone. Heightened volatility adversely impacted the valuations of bonds in industries with more cyclical exposure, or with exposure to the tourism and airline sectors.

In spite of continued economic weakness and the uncertainty surrounding the events of September 11th, the U.S. high-yield market rebounded in October 2001. The SSB High Yield Market Index posted a return of 3.32% for that month. This market rally resulted from strong gains in U.S. Treasuries, an increase in buying activity as bargain hunters searched for oversold credits, and $582 million in mutual-fund inflows (compared to almost $2 billion in redemptions in September 2001).

At the end of October 2001, the average market yield for the U.S. high-yield sector was 12.39%--up from 12.13% on April 30, 2001. In addition, the yield spread/5/ over U.S. Treasuries reached 867 basis points/6/ at the close of the period, widening substantially from 711 basis points at the end of April 2001.

Top-performing industries in the U.S. high-yield bond market during the period included restaurants, supermarkets/drugstores, consumer products, containers/packaging and healthcare. Better than expected operational performance drove the strong performance of the restaurant and supermarket/drugstore sectors. The consumer-products industry benefited from steady demand. The containers/packaging sector rallied behind lower raw-material prices and relatively steady demand. As demand for healthcare products increased and industry fundamentals remained favorable, the healthcare sector's returns improved during the period.

The worst performing industry groups during the period included telecommunications, airlines, aerospace, lodging, textiles and automotive. The telecommunications sector suffered as the skepticism that had previously existed regarding the viability of business plans and the ability to tap new sources of funding gave way to more certainty that businesses would be unable to survive in their present forms. The airlines, aerospace and lodging industries were negatively impacted by the terrorist attacks of September 11th and the dramatic slowdown in air travel that ensued. Finally, the textiles and automotive sectors suffered from the falloff in demand caused by the slowing economy.

In terms of credit quality, BB rated issues significantly outperformed B issues, but underperformed CCC issues. This was because, while investors favored the greater liquidity and higher credit quality offered by BB issues, they also selectively bought lower quality CCC issues that had fallen to distressed prices. According to the SSB High Yield Market Index, BB, B and CCC issues returned 2.18%, negative 6.10% and 4.54%, respectively, during the period.

------------
5 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

6 A basis point is 0.01%, or one one-hundredth of a percent.

SALOMON BROTHERS HIGH INCOME FUND II INC

During the period, the Fund benefited from its underweighted positions, relative to the SSB High Yield Market Index, in the telecommunications, lodging and textiles sectors, as well as from overweighted positions in the consumer-products and energy industries. In addition, we shifted the Fund's position in the healthcare sector from underweighted to neutral relative to the SSB High Yield Market Index--a move that also contributed to performance.

By contrast, the Fund's performance was adversely affected by its overweighted position in the aerospace industry and by its underweighted positions in the restaurant, housing-related and utilities sectors. During the period, we responded to changing market conditions by generally increasing the Fund's positions in the cable & other media and healthcare sectors, and by reducing its positions in the automotive, energy and financial sectors.

U.S. HIGH-YIELD DEBT MARKET AND FUND OUTLOOK

Looking ahead, we believe valuations in the market for U.S. high-yield securities continue to appear attractive. We remain cautious, however, as we believe that the longer-term positive effects of any Fed interest-rate cuts will be offset by several factors in the short run, including: (i) heightened concerns about defaults, (ii) disappointing corporate profitability, (iii) intensified concerns over the U.S. and global economies, (iv) reduced secondary-market liquidity and (v) continued equity-market volatility. In view of these concerns, we are continuing to pursue a more conservative investment strategy geared to accumulating better quality credits for the Fund.

EMERGING MARKETS DEBT MARKET AND FUND OVERVIEW

Emerging markets debt returned negative 1.92% during the period, as measured by the EMBI+. Developments in Argentina and Brazil set the tone for the period. Argentina--the worst performer in the EMBI+--returned negative 31.13% for the period; Brazil, suffering from Argentine contagion, returned negative 4.40% for the same time period. Argentina and Brazil currently represent 36% of the total market capitalization of the EMBI+.

Historically, weak performances from the largest countries that comprise the EMBI+ have tended to drag down returns across all countries in the market. However, during the period, the performance of the other 15 emerging-market countries was positive, with each one outperforming the EMBI+.

At the beginning of the period, we believe the Fed was well on its way toward easing monetary policy. The Fed's easing bias had been in response to evidence that the U.S. economy was slowing considerably. The events of September 11th led to a continuation of the Fed's easing efforts. Short-term interest rates, as represented by the federal funds rate ("fed funds rate"),/7/ were reduced from 4.50% in May 2001 to 2.50% at the end of the period--a full 200 basis point decrease. On November 6, 2001, after the close of the Fund's reporting period, the Fed made its tenth rate cut this year, reducing the fed funds rate by another 50 basis points, to 2.00%--the lowest level in 40 years. This level of easing has not been seen since the recession of 1991.

------------
7 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often indicates the direction of U.S. interest rates.

SALOMON BROTHERS HIGH INCOME FUND  II INC

Oil prices--an important driver of value in the emerging-debt markets--experienced considerable price volatility during the period due to a number of factors, including the global oversupply of oil, a reduction in air travel and the slowing U.S. economy. Oil prices traded from a high of $29.98 to a low of $21.18 as investors focused on declining demand. Prices closed the period at their low of $21.18 per barrel. The Organization of Petroleum Exporting Countries ("OPEC")/8/ continued to regulate production as it proactively intervened to defend the low end of the range. OPEC's latest intervention occurred on September 1, 2001, when it cut production by one million barrels per day. We believe further production cuts may be needed to keep the low end of the price range above $21 per barrel.

Latin America

As a region, Latin America returned negative 8.11% for the period, underperforming the EMBI+ by more than 6.0%. The region continues to be influenced by the recession in Argentina and its contagion effect on the Brazilian real, as well as by heightened inflationary pressure.

Argentine debt returned negative 31.13% for the period--the worst performance in the EMBI+. The country continues to struggle with a weak economy and the increased likelihood of default. In July 2001, the market focused on the difficulties involved in revitalizing the Argentine economy. In August 2001, the high-yield market in Argentina experienced positive momentum after the International Monetary Fund ("IMF")/9/ announced that an additional $8 billion would be injected into the economy to help alleviate short-term pressure on deposits and reserves. This positive momentum came to a halt in October, however, when Standard & Poor's Ratings Service reduced Argentina's external debt rating to CC from CCC+. We continue to keep the Fund underweighted in Argentine debt, relative to the EMBI+, while monitoring developments closely.

Brazilian debt returned negative 4.40% for the period, underperforming the EMBI+ by 248 basis points. Two factors negatively affected the Brazilian economy during the period: The spike in volatility in international financial markets and concerns about weakness in the Brazilian real. The Brazilian Central Bank continued its tightening policy, raising the Selic (the overnight lending rate) to 19.0%. In our opinion, the key issue for Brazil remains the sustainability of its public-sector debt in an environment in which Argentina's problems keep the exchange rate and local interest rates under pressure. The market welcomed the IMF's announcement in August 2001 granting an extension of a $15 billion line of credit. Positive local developments, however, are still outweighed by negative news out of Argentina. While we expect that investment opportunities may arise in Brazil, we maintained the Fund's slightly underweighted position in that country relative to the benchmark during the period.





----------
 8 The OPEC is an international organization of 11 developing countries, each of which is heavily reliant on oil revenues as its main source of income. Membership is open to any country that is a substantial net exporter of oil and shares the ideals of the organization. The current Members are Algeria, Indonesia, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, the United Arab Emirates and Venezuela.

 9 The IMF is an international organization of 183 member countries, established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

Mexican debt returned 9.32% for the period, outperforming the EMBI+ by more than 11%. The Mexican economy benefited from lower oil prices, as reflected in its overall levels of growth and fiscal strength. We believe the market continues to anticipate a Standard & Poor's upgrade of Mexico's debt to investment grade, although the fact that the global economic slowdown and recession in the U.S. have gained momentum will likely delay the rating agency's decision. During the period, we maintained the Fund's exposure to Mexico since we feel it is one of the most stable countries in the emerging markets and since it more closely reflects our more defensive strategy for the Fund at this time.

Eastern Europe/Middle East/Africa

Non-Latin American countries outperformed Latin American countries during the quarter as the region returned 14.06% and outperformed the index by over 15%. Russia 20.41%, Turkey 12.55%, Bulgaria 10.45%, South Korea 9.15%, Nigeria 9.00%, Qatar 8.38%, the Philippines 7.75%, Poland 5.43% and Morocco 2.13% positively drove non-Latin performance for the period.

Russian debt, the second-best performer in the EMBI+, returned an impressive 20.41% for the period. The Russian economy continues to benefit from oil prices at the $20 level. Russia's foreign reserves approached new highs, reaching $38 billion in October 2001. Domestic consumption also contributed to growth: Gross Domestic Product ("GDP")10 growth in Russia was 5.5% for the first seven months of 2001. During the period, Moody's revised Russia's foreign-currency bond rating upward from B3 to B2 due to Russia's improved capacity to service its debt. Given these improvements, as well as Russia's strong fiscal results and an appreciating Russian ruble, the public sector debt-to-GDP ratio has fallen from 78% at the end of 2000 to a projected 60% at year-end 2001. Improving fundamentals may lead to credit-rating upgrades over the medium term for Russia as well. In response to these factors, we kept the Fund overweighted in Russian debt, relative to the EMBI+, during the period.

Turkish debt returned 12.55% for the period. During July and August 2001, important new laws were passed and the necessary restructuring of the Turkish banking sector commenced. The Turkish government embarked on a widely publicized campaign to strengthen the Turkish lira, and the IMF and World Bank/11/ disbursed an additional $4.2 billion to Turkey. More recently, market sentiment improved toward Turkey as a result of the increasing likelihood of a new international support package enhanced by its current geopolitical position. We believe the country has enough resources on hand to meet its financing requirements for the remainder of 2001. Following the events of September 11th, we took a small position in Turkish sovereign debt, which benefited the Fund's performance. We plan to continue to monitor developments closely.

EMERGING-MARKETS DEBT MARKET AND FUND OUTLOOK
We believe the Fund performed well during the period, amid high volatility in the global financial markets and given Argentina's continued fiscal turmoil. Excluding Argentina, the EMBI+ returned 6.98% during the period--very strong performance given the uncertain global economic environment. We continue to keep the Fund invested in a diversified portfolio of emerging-market debt securities. That said, we have become more defensive in our outlook and have tried to reduce exposure to market risk over the past few months.


--------------
10 GDP is the market value of the goods and services produced by labor and property in a given country. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.

11 The World Bank helps developing countries fight poverty and establish economic growth that is stable, sustainable and equitable. One of the ways that the World Bank provides assistance is by lending countries money.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

In a continuing effort to provide timely information concerning Salomon Brothers High Income Fund II Inc, shareholders can call toll-free 888-777-0102 Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's net asset value, market price and other information regarding the Fund's holdings and allocations. For information concerning your Salomon Brothers High Income Fund II Inc stock account, please call PFPC Global Fund Services toll-free at 800-331-1710.

Sincerely,


/s/ Heath B. McLendon                          /s/ Peter J. Wilby

Heath B. McLendon                              Peter J. Wilby
Chairman and President                         Executive Vice President


/s/ Beth A. Semmel                             /s/ James E. Craige

Beth A. Semmel                                 James E. Craige
Executive Vice President                       Executive Vice President

The information provided in this commentary represents the opinion of the Fund's managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund's portfolio. Please refer to pages 7 through 17 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of October 31, 2001 and is subject to change.

SALOMON BROTHERS HIGH INCOME FUND II INC

Schedule of Investments (unaudited)
October 31, 2001

        Face
       Amount                                Security                                              Value
------------------------------------------------------------------------------------------------------------
Corporate Bonds -- 70.5%

Basic Industries -- 8.1%

$     5,000,000     Acetex Corp., 10.875% due 8/1/09 (a) ..................................   $   4,650,000
     10,000,000     AEI Resources Inc., 10.500% due 12/15/05 (a)(b)(c) ....................       5,250,000
      1,500,000     Airgas Inc., 9.125% due 10/1/11 .......................................       1,582,500
      4,000,000     APP China Group Ltd., 14.000% due 3/15/10 (a)(b)(c) ...................         350,000
      7,225,000     Applied Extrusion Technology, 10.750% due 7/1/11 (a) ..................       7,622,374
      6,500,000     Berry Plastics Corp., 12.250% due 4/15/04 .......... ..................       6,597,500
      2,800,000     Borden Chemicals & Plastics Ltd., 9.500% due 5/15/05 (b)(c) ...........         462,000
     10,000,000     Glencore Nickel Property Ltd., 9.000% due 12/1/14 .....................       6,200,000
      8,000,000     ISP Chemco Inc., 10.250% due 7/1/11 (a) ...............................       8,040,000
     14,475,000     Jordan Industries Inc., zero coupon until 4/1/02 (11.750% thereafter),
                      due 8/1/09 ..........................................................       5,717,624
      4,940,000     Millennium America Inc., 9.250% due 6/15/08 ...........................       4,643,600
      4,000,000     Norske Skog Canada, 8.625% due 6/15/11 (a) ............................       4,165,000
                    P&L Coal Holdings Corp.:
      1,107,000       8.875% due 5/15/08 ..................................................       1,190,025
      1,075,000       9.625% due 5/15/08 ..................................................       1,150,250
      4,675,000     PCI Chemicals Canada Inc., 9.250% due 10/15/07 (b)(c) .................       1,589,500
      2,750,000     Plastipak Holdings, 10.750% due 9/1/11 (a) ............................       2,890,937
                    Polymer Group Inc.:
      3,500,000       9.000% due 7/1/07  ..................................................       1,347,500
      2,500,000       8.750% due 3/1/08  ..................................................         962,500
      3,500,000     Radnor Holdings Corp., 10.000% due 12/1/03 ............................       2,712,500
      5,000,000     Republic Technologies International Inc., 13.750% due 7/15/09 (b)(c) ..         350,000
      8,000,000     Riverwood International Corp., 10.625% due 8/1/07 .....................       8,420,000
        925,000     Tembec Industries Inc., 8.625% due 6/30/09 ............................         975,875
                                                                                              -------------
                                                                                                 76,869,685
                                                                                              -------------
Consumer Cyclicals -- 3.3%

      5,000,000     Advance Stores Co. Inc., 10.250% due 4/15/08 ..........................       4,850,000
                    Cole National Group Inc.:
      2,000,000       9.875% due 12/31/06 .................................................       1,970,000
      2,500,000       8.625% due 8/15/07 ..................................................       2,362,500
      3,000,000     Finlay Enterprises Inc., 9.000% due 5/1/08 ............................       2,565,000
      4,000,000     Finlay Fine Jewelry Corp., 8.375% due 5/1/08 ..........................       3,510,000
      5,000,000     Guitar Center Management, 11.000% due 7/1/06 ..........................       4,975,000

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                          Page 7

SALOMON BROTHERS HIGH INCOME FUND II INC

October 31, 2001

        Face
       Amount                                Security                                                 Value
------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 3.3% (continued)

                    HMH Properties Inc.:
$       500,000       7.875% due 8/1/05  ..................................................           $    450,000
      8,750,000       8.450% due 12/1/08 ..................................................              7,743,750
      2,000,000     Leslie's Poolmart Inc., 10.375% due 7/15/04 ...........................              1,705,000
      3,500,000     Mattress Discounters Co., 12.625% due 7/15/07 .........................                822,500
      2,025,000     Pillowtex Corp., 9.000% due 12/15/07 (b)(c) ...........................                 30,375
                                                                                                      ------------
                                                                                                        30,984,125
                                                                                                      ------------
Consumer Non-Cyclicals -- 17.8%
      8,500,000     AKI Inc., 10.500% due 7/1/08 ..........................................              8,075,000
      5,250,000     American Safety Razor Co., 9.875% due 8/1/05 ..........................              5,197,500
                    Argosy Gaming Co.:
      3,750,000       10.750% due 6/1/09 ..................................................              4,162,500
      3,800,000       9.000% due 9/1/11 ...................................................              3,990,000
      4,250,000     Aztar Corp., 8.875% due 5/15/07 .......................................              4,313,750
      7,750,000     Beverly Enterprises Inc., 9.625% due 4/15/09 ..........................              8,215,000
      3,200,000     Choctaw Resort Development Enterprise, 9.250% due 4/1/09 (a) ..........              3,324,000
      7,125,000     Coast Hotels & Casino, Inc., 9.500% due 4/1/09 ........................              7,125,000
      3,875,000     Conmed Corp., 9.000% due 3/15/08 ......................................              3,923,437
      3,000,000     Davita Inc., 9.250% due 4/15/11 .......................................              3,165,000
      1,000,000     Elizabeth Arden Inc., 11.750% due 2/1/11 ..............................                952,500
      6,000,000     Fleming Cos. Inc., 10.125% due 4/1/08 .................................              6,300,000
      1,000,000     French Fragrance Inc., 10.375% due 5/15/07 ............................                920,000
      2,750,000     Fresenius Medical Care Capital Trust II, 7.875% due 2/1/08 ............              2,763,750
      1,875,000     Harrahs Operating Co. Inc., 8.000% due 2/1/11 .........................              1,935,937
                    HCA Inc.:
      2,500,000       6.910% due 6/15/05 ..................................................              2,615,625
      3,115,000       8.360% due 4/15/24 ..................................................              3,079,955
      6,475,000     Herbst Gaming Inc., 10.750% due 9/1/08 (a) ............................              6,248,375
      3,511,000     Hines Horticulture, Inc., 12.750% due 10/15/05 ........................              3,511,000
      6,500,000     Home Interiors & Gifts Inc., 10.125% due 6/1/08 .......................              4,257,500
      5,000,000     Horseshoe Gaming LLC, 9.375% due 6/15/07 ..............................              5,293,750
      7,500,000     Iasis Healthcare Corp., 13.000% due 10/15/09 ..........................              8,062,500
      5,500,000     Imperial Holly Corp., 9.750% due 12/15/07 (b)(c) ......................              1,210,000
      5,398,399     Iowa Select Farms, L.P., 10.750% due 12/1/06 (a)(b)(c) ................              3,454,975

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

October 31, 2001

        Face
       Amount                                Security                                                 Value
------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 17.8% (continued)
$     5,000,000     MGM Grand Inc., 9.750% due 6/1/07 .....................................          $   5,000,000
      2,500,000     Mohegan Tribal Gaming Corp., 8.750% due 1/1/09 ........................              2,625,000
      5,000,000     North Atlantic Trading Co., 11.000% due 6/15/04 .......................              4,325,000
                    Park Place Entertainment Corp.:
      5,050,000       9.375% due 2/15/07 ..................................................              5,151,000
      1,250,000       8.875% due 9/15/08 ..................................................              1,240,625
      6,600,000     Playtex Products Inc., 9.375% due 6/1/11 ..............................              6,930,000
      3,000,000     Premier International Foods Corp., 12.000% due 9/1/09 .................              3,105,000
      2,201,000     Pueblo Xtra International Inc., 9.500% due 8/1/03 .....................                341,155
                    Revlon Consumer Products Corp.:
      5,325,000       8.125% due 2/1/06  ..................................................              3,940,500
      1,750,000       9.000% due 11/1/06 ..................................................              1,268,750
                    Rite Aid Corp.:
      8,250,000       7.625% due 4/15/05 ..................................................              7,342,500
      1,000,000       6.000% due 12/15/05 (a) .............................................                825,000
      3,000,000     Station Casinos, Inc., 8.375% due 2/15/08 .............................              3,022,500
      6,000,000     Triad Hospitals Inc., 8.750% due 5/1/09 ...............................              6,480,000
      2,500,000     United Industries Corp., 9.875% due 4/1/09 ............................              2,065,625
      4,625,000     Vanguard Health Systems, 9.750% due 8/1/11 (a) ........................              4,879,375
      2,500,000     Vlasic Foods International Inc., 10.250% due 7/1/09 (b)(c) ............                500,000
      4,000,000     Windmere-Durable Holdings, Inc., 10.000% due 7/31/08 ..................              3,705,000
      3,500,000     Winsloew Furniture, Inc., 12.750% due 8/15/07 .........................              3,128,125
                                                                                                     -------------
                                                                                                       167,972,209
                                                                                                     -------------

Energy -- 6.7%
      3,386,000     Belco Oil & Gas Corp., 8.875% due 9/15/07 .............................              3,470,650
     10,000,000     Continental Resources Inc., 10.250% due 8/1/08 ........................              8,737,500
      4,425,000     Forest Oil Corp., 8.000% due 6/15/08 ..................................              4,491,375
      7,000,000     Grey Wolf Inc., 8.875% due 7/1/07 .....................................              6,790,000
      2,000,000     Hanover Equipment Trust, 8.750% due 9/1/11 (a) ........................              2,090,000
      2,250,000     Ico Inc., 10.375% due 6/1/07 ..........................................              1,811,250
      4,656,000     Key Energy Services Inc., 14.000% due 1/15/09 .........................              5,331,120
                    Nuevo Energy Co.:
      1,900,000       9.500% due 6/1/08 ...................................................              1,852,500
      3,700,000       9.375% due 10/1/10 ..................................................              3,570,500
      4,000,000     Ocean Energy Inc., 8.875% due 7/15/07 .................................              4,200,000
      1,350,000     Parker Drilling Corp., 9.750% due 11/15/06 ............................              1,309,500
      4,250,000     Pioneer Natural Resource Co., 9.625% due 4/1/10 .......................              4,797,187





--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                          Page 9

SALOMON BROTHERS HIGH INCOME FUND II INC

October 31, 2001

        Face
       Amount                                Security                                                 Value
------------------------------------------------------------------------------------------------------------------
Energy -- 6.7% (continued)

$     5,700,000     Plains Resources Inc., 10.250% due 3/15/06 ............................         $    5,814,000
      1,000,000     R&B Falcon Corp., 9.500% due 12/15/08 .................................              1,182,500
      5,000,000     Vintage Petroleum, Inc., 9.750% due 6/30/09 ...........................              5,400,000
      2,500,000     Western Gas Resources Inc., 10.000% due 6/15/09 .......................              2,587,500
                                                                                                    --------------
                                                                                                        63,435,582
                                                                                                    --------------
Financial -- 1.9
      1,975,400     Airplanes Pass-Through Trust, 10.875% due 3/15/19 .....................                798,160
      7,000,000     Felcor Lodging L.P., 9.500% due 9/15/08 ...............................              6,702,500
     10,000,000     Meristar Hospitality Corp., 9.125% due 1/15/11 ........................              8,600,000
      7,500,000     Nationwide Credit Inc., 10.250% due 1/15/08 ...........................              2,306,250
                                                                                                    --------------
                                                                                                        18,406,910
                                                                                                    --------------
Housing Related -- 0.3%
      3,000,000     Nortek Inc., 8.875% due 8/1/08 ........................................              2,895,000
                                                                                                    --------------
Industrial - Manufacturing -- 2.1%
      4,500,000     Aqua Chemical Inc., 11.250% due 7/1/08 ................................              2,925,000
      8,800,000     Breed Technologies Inc., 9.250% due 4/15/08 (b)(c) ....................                    880
      5,250,000     Fedders North America, Inc., 9.375% due 8/15/07 .......................              3,451,875
      2,400,000     Foamex L.P., 9.875% due 6/15/07 .......................................              1,644,000
      2,500,000     International Utility Structures Inc., 10.750% due 2/1/08 .............              1,137,500
      8,000,000     Key Plastics, Inc., 10.250% due 3/15/07 (b)(c) ........................                    800
      2,750,000     Moll Industries, Inc., 10.500% due 7/1/08 .............................                508,750
      4,075,000     Sequa Corp., 9.000% due 8/1/09 ........................................              3,708,250
      4,000,000     Terex Corp., 10.375% due 4/1/11 .......................................              4,140,000
      2,000,000     Williams Scotsman Inc., 9.875% due 6/1/07 .............................              1,900,000
                                                                                                    --------------
                                                                                                        19,417,055
                                                                                                    --------------
Media - Telecommunications -- 19.8%
                    Adelphia Communications Corp.:
      2,136,263       9.500% due 2/15/04 ..................................................              2,024,108
      1,090,000       10.875% due 10/1/10 .................................................              1,051,850
      3,450,000       10.250% due 6/15/11 .................................................              3,225,750
      5,450,000     American Cellular Corp., 9.500% due 10/15/09 ..........................              5,504,500
     10,500,000     Avalon Cable Holdings LLC, zero coupon until 12/1/03 (11.875%
                      therafter), due 12/1/08 .............................................              8,242,500
      8,250,000     Century Communications, zero coupon due 1/15/08 .......................              3,918,750
                    Charter Communications Holdings LLC:
      6,800,000       Zero coupon until 4/1/04 (9.920% thereafter), due 4/1/11 ............              4,811,000
      6,500,000       Zero coupon until 5/15/06 (11.750% thereafter), due 5/15/11 .........              3,948,750


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

October 31, 2001


        Face
       Amount                                Security                                                 Value
------------------------------------------------------------------------------------------------------------------
Media - Telecommunications -- 19.8% (continued)
                    CSC Holdings, Inc.:
$     5,250,000       9.875% due 2/15/13 ..................................................         $    5,584,687
        500,000       10.500% due 5/15/16 .................................................                545,000
      5,000,000       9.875% due 4/1/23 ...................................................              5,387,500
      2,000,000     Dobson Communications Corp., 10.875% due 7/1/10 .......................              2,155,000
      4,000,000     Frontiervision Holdings L.P., 11.875% due 9/15/07 .....................              4,180,000
                    Global Crossing Holdings Ltd.:
     10,700,000       8.700% due 8/01/07 ..................................................              1,712,000
      4,250,000       9.500% due 11/15/09 .................................................                722,500
      4,525,000     Hollinger International Publishing Inc., 9.250% due 2/1/06 ............              4,253,500
      5,000,000     Hollinger Participation Trust, 12.125% due 11/15/10 (a) ...............              3,925,000
     10,000,000     Insight Midwest L.P., 10.500% due 11/1/10 .............................             10,700,000
      1,000,000     Lamar Media Group, 9.625% due 12/1/06 .................................              1,050,000
      2,750,000     Leap Wireless International Inc., 12.500% due 4/15/10 .................              1,966,250
      5,000,000     LIN Television Corp., 8.000% due 1/15/08 (a) ..........................              4,975,000
      2,200,000     Mediacom BroadBand LLC, 11.000% due 7/15/13 (a) .......................              2,343,000
      6,900,000     Mediacom LLC, 9.500% due 1/15/13 ......................................              7,072,500
                    Nextel Communications Inc.:
      3,475,000       9.375% due 11/15/09 .................................................              2,449,875
      2,400,000       Zero coupon until 9/15/02 (10.650% thereafter), due 9/15/07 .........              1,590,000
     10,000,000       Zero coupon until 10/31/02 (9.750% thereafter), due 10/31/07 ........              6,225,000
     10,300,000       Zero coupon until 2/15/03 (9.950% thereafter), due 2/15/08 ..........              6,154,250
      9,450,000     NEXTLINK Communications Inc., 10.750% due 6/1/09 ......................              1,937,250
      4,625,000     Nextmedia Operating Inc., 10.750% due 7/1/11 (a) ......................              4,648,125
      8,625,000     NTL Communications Corp., 11.500% due 10/1/08 .........................              5,045,625
                    NTL Inc.:
      1,360,000       12.750% due 4/15/05 .................................................                856,800
      7,480,000       11.500% due 2/1/06 ..................................................              4,525,400
     10,000,000       Zero coupon until 10/1/03 (12.375% thereafter), due 10/1/08 .........              3,850,000
      8,000,000     R.H. Donnelly Corp., 9.125% due 6/1/08 ................................              8,130,000
      2,750,000     Radio One Inc., 8.875% due 7/1/11 (a) .................................              2,880,625
      2,500,000     Rogers Cantel, Inc., 9.375% due 6/1/08 ................................              2,506,250
      6,500,000     Rogers Communications Inc., 8.875% due 7/15/07 ........................              6,532,500
     10,000,000     Sun Media Corp., 9.500% due 2/15/07 ...................................              9,850,000
      2,900,000     TeleCorp PCS Inc., 10.625% due 7/15/10 ................................              3,378,500
                    Telewest Communications PLC:
      2,500,000       9.625% due 10/1/06 ..................................................              1,887,500
      7,750,000       11.000% due 10/1/07 .................................................              6,083,750

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                         Page 11

SALOMON BROTHERS HIGH INCOME FUND II INC

October 31, 2001

        Face
       Amount                                Security                                                   Value
------------------------------------------------------------------------------------------------------------------
Media - Telecommunications -- 19.8% (continued)
$     3,125,000       Zero coupon until 4/15/04 (9.250% thereafter), due 4/15/09 ..........         $    1,351,563
      3,000,000     Triton PCS Inc., zero coupon until 5/1/03 (11.000% thereafter),
                      due 5/1/08 ..........................................................              2,745,000
      3,750,000     Ubiquitel Operating Co., zero coupon until 4/15/05 (14.000%
                      thereafter), due 4/15/10 ............................................              1,818,750
     17,985,000     United International Holdings, zero coupon until 2/15/03 (10.750%
                      thereafter), due 2/15/08 ............................................              2,967,525
                    United Pan-Europe Communications N.V.:
      1,665,000       11.250% due 11/1/09 .................................................                258,075
     13,405,000       Zero coupon until 2/1/05 (13.750% thereafter), due 2/1/10 ...........              1,156,181
     16,500,000     Yell Finance BV, zero coupon until 8/1/06 (13.500% thereafter),
                      due 8/1/11 ..........................................................              9,157,500
                                                                                                    --------------
                                                                                                       187,285,189
                                                                                                    --------------
Services - Other -- 5.5%
                    Allied Waste North America, Inc.:
      1,850,000       7.875% due 1/1/09 ...................................................              1,840,750
      7,425,000       10.000% due 8/1/09 ..................................................              7,554,938
      9,300,000     American Tower Corp., 9.375% due 2/1/09 ...............................              7,602,750
      3,200,000     Avis Group Holdings Inc., 11.000% due 5/1/09 ..........................              3,440,000
      3,250,000     Comforce Operating Inc., 12.000% due 12/1/07 ..........................              2,453,750
                    Crown Castle International Corp.:
      1,600,000       9.500% due 8/1/11 ...................................................              1,404,000
      6,665,000       10.750% due 8/1/11 ..................................................              6,331,750
      4,000,000     Holt Group, 9.750% due 1/15/06 (b)(c) .................................                145,000
        750,000     Iron Mountain Inc., 8.750% due 9/30/09 ................................                783,750
      2,850,000     Mail-Well Corp., 8.750% due 12/15/08 ..................................              2,094,750
      4,400,000     Pierce Leahy Corp., 8.125% due 5/15/08 ................................              4,466,000
      6,500,000     Safety-Kleen Corp., 9.250% due 5/15/09 (b)(c) .........................                    650
      8,750,000     SBA Communications Corp., 10.250% due 2/1/09 .......... ...............              7,043,750
      4,000,000     Sitel Corp., 9.250% due 3/15/06 .......................................              2,820,000
                    Spectrasite Holdings Inc.:
        525,000       10.750% due 3/15/10 .................................................                296,625
     10,800,000       Zero coupon until 4/15/04 (11.250% thereafter), due 4/15/09 .........              3,186,000
      1,000,000       Zero coupon until 3/15/05 (12.875% thereafter), due 3/15/10 .........                260,000
                                                                                                    --------------
                                                                                                        51,724,463
                                                                                                    --------------
Technology - Electronics -- 1.8%
      7,000,000     American Business Information Inc., 9.500% due 6/15/08 ................              6,020,000
      1,635,000     Polaroid Corp., 11.500% due 2/15/06 (b)(c) ............................                130,800
      3,500,000     Unisys Corp., 8.125% due 6/1/06 .......................................              3,517,500
      7,565,000     Xerox Cap Europe PLC, 5.750% due 5/15/02 ..............................              7,243,488
                                                                                                    --------------
                                                                                                        16,911,788
                                                                                                    --------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

October 31, 2001

        Face
       Amount                                Security                                                    Value
------------------------------------------------------------------------------------------------------------------
Transportation -- 0.7%
$     5,000,000     Enterprises Shipholding Inc., 8.875% due 5/1/08 (b)(c) ................          $   2,675,000
      4,868,151     Viacao Aerea Riograndens, 9.600% due 2/10/05 ..........................              3,553,750
                                                                                                     -------------
                                                                                                         6,228,750
                                                                                                     -------------
Utilities -- 2.5%
                    The AES Corp.:
      3,450,000       9.500% due 6/1/09 ...................................................              3,268,875
        300,000       9.375% due 9/15/10 ..................................................                279,375
                    Azurix Corp.:
      5,300,000       10.375% due 2/15/07 .................................................              4,690,500
      2,375,000       10.750% due 2/15/10 .................................................              2,101,875
        450,000     Calpine Canada Energy Finance II, 8.500% due 5/1/08 ...................                451,125
                    Calpine Corp.:
      2,675,000       8.750% due 7/15/07 ..................................................              2,688,375
      2,425,000       7.750% due 4/15/09 ..................................................              2,355,281
      1,000,000       8.625% due 8/15/10 ..................................................              1,008,750
      6,255,000     CMS Energy Corp., 9.875% due 10/15/07 .................................              6,763,219
                                                                                                     -------------
                                                                                                        23,607,375
                                                                                                     -------------
                    Total Corporate Bonds (Cost -- $794,658,814) ..........................            665,738,131
                                                                                                     -------------
Convertible Bonds -- 1.4%
Technology -- 1.4%
      5,875,000     Aspect Telecommunications, zero coupon due 8/10/18 ....................              1,028,125
      2,345,000     Ciena Corp., 3.750% due 2/1/08 ........................................              1,494,938
      9,000,000     Comverse Technology Inc., 1.500% due 12/1/05 ..........................              6,772,500
      5,735,000     i2 Technologies Inc., 5.250% due 12/15/06 .............................              3,921,306
                                                                                                     -------------
                    Total Convertible Bonds (Cost -- $14,121,968) .........................             13,216,869
                                                                                                     -------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                         Page 13

SALOMON BROTHERS HIGH INCOME FUND II INC

October 31, 2001

        Face
       Amount+                               Security                                             Value
-----------------------------------------------------------------------------------------------------------------
Sovereign Bonds -- 23.7%
Argentina -- 2.2%
                    Republic of Argentina:
      6,560,000/ARS/  8.750% due 7/10/02 ..................................................   $      4,460,800
      9,225,000       24.505% due 11/30/02 (d) ............................................          5,742,563
     10,143,000       14.592% due 4/10/05 (d) .............................................          5,806,868
            504       10.000% due 9/19/08 (d) .............................................                257
      7,450,000       7.000% due 12/19/08 (d) .............................................          3,538,750
      4,294,354/ARS/  Bocon Pro 1, 3.1716% due 4/1/07 (d) .................................          1,498,498
                                                                                              ----------------
                                                                                                    21,047,736
                                                                                              ----------------

Brazil -- 6.4%
                    Federal Republic of Brazil:

     68,155,000       11.000% due 8/17/40 .................................................         45,663,850
     18,963,714       C bond, 8.000% due 4/15/14 ..........................................         12,954,587
      2,733,872       MYDFA, 3.9375% due 9/15/07 (a)(d) ...................................          2,012,813
                                                                                              ----------------
                                                                                                    60,631,250
                                                                                              ----------------

Bulgaria -- 0.1%
        665,000     Republic of Bulgaria, FLIRB, Series A, 4.5625% due 7/28/12 (d) ........            540,313
                                                                                              ----------------
Colombia -- 0.6%
                    Republic of Colombia:
      2,680,000       8.700% due 2/15/16 ..................................................          2,064,136
      4,000,000       8.375% due 2/15/27 ..................................................          2,860,000
      1,250,000       11.850% due 3/9/28 ..................................................          1,012,500
                                                                                              ----------------
                                                                                                     5,936,636
                                                                                              ----------------

Ecuador -- 1.2%
                    Republic of Ecuador:
      2,000,000       12.000% due 11/15/12 ................................................          1,320,000
     25,233,000       5.000% due 8/15/30 (d) ..............................................         10,282,448
                                                                                              ----------------
                                                                                                    11,602,448
                                                                                              ----------------
Ivory Coast -- 0.3%
     17,099,998     Republic of Ivory Coast, PDI, 2.000% due 3/29/18 (b)(c) ...............          2,821,500
                                                                                              ----------------
Mexico -- 1.0%
      7,650,000     United Mexican States, 11.500% due 5/15/26 ............................          9,595,013
                                                                                              ----------------
Peru -- 0.6%
      8,375,000     Republic of Peru, FLIRB, 4.000% due 3/7/17 (d) ........................          5,501,328
                                                                                              ----------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
Page 14

SALOMON BROTHERS HIGH INCOME FUND II INC

October 31, 2001

        Face
       Amount+                               Security                                               Value
-------------------------------------------------------------------------------------------------------------
Philippines -- 0.4%
                    Republic of Philippines:
      3,600,000       9.875% due 1/15/19 ..................................................   $    2,952,000
      1,166,667       NMB, 4.750% due 1/5/05 (d) ..........................................        1,108,333
                                                                                              --------------
                                                                                                   4,060,333
                                                                                              --------------
Poland -- 0.3%
      2,970,000     Republic of Poland, PDI, 6.000% due 10/27/14 ..........................        2,931,019
                                                                                              --------------
Russia -- 6.2%
    121,450,000     Russia, 5.000% due 3/31/30 ............................................       58,423,523
                                                                                              --------------
Turkey -- 1.6%
                    Republic of Turkey:
      7,030,000       11.750% due 6/15/10 .................................................        6,467,600
      9,900,000       11.875% due 1/15/30 .................................................        8,588,250
                                                                                              --------------
                                                                                                  15,055,850
                                                                                              --------------


Venezuela -- 2.8%
                    Republic of Venezuela:
      3,315,000       13.625% due 8/15/18 .................................................        3,087,094
     12,440,000       9.250% due 9/15/27 ..................................................        8,316,140
                      Discount bonds:
      1,000,000         Series W-A, 3.1875% due 3/31/20 (d) ...............................          750,000
      7,000,000         Series W-B, 4.875% due 3/31/20 (d) ................................        5,250,000
                      FLIRB:
        392,850         Series A, 3.4375% due 3/31/07 (d) .................................          312,316
        523,800         Series B, 3.4375% due 3/31/07 (d) .................................          416,421
      9,577,036       NMB, 4.875% due 12/18/05 (d) ........................................        7,913,026
                                                                                              --------------
                                                                                                  26,044,997
                                                                                              --------------

                    Total Sovereign Bonds (Cost -- $236,683,432) ..........................      224,191,946
                                                                                              --------------

Loan Participations (e) -- 0.8%
      2,432,106     Kingdom of Morocco, Tranche A, 5.09375% due 1/1/09
                      (Goldman Sachs) (d) .................................................        2,128,093
                    The People's Democratic Republic of Algeria:
      4,448,183       Tranche 1, 4.3125% due 9/4/06 (Credit Suisse First Boston)
                        (J.P. Morgan Chase & Co.) (d) .....................................        3,847,678
      2,417,033       Tranche 3, 4.3125% due 3/4/10 (J.P. Morgan Chase & Co.) (d) .........        1,969,882
                                                                                              --------------

                    Total Loan Participations (Cost -- $7,994,336) ........................        7,945,653
                                                                                              --------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                         Page 15

SALOMON BROTHERS HIGH INCOME FUND II INC

October 31, 2001

      Shares                                      Security                                         Value
-------------------------------------------------------------------------------------------------------------

Common Stock -- 0.0%
          3,030     UnitedGlobalCom Inc., Class A Shares (Cost -- 37,988)..................   $        3,939
                                                                                              --------------


Preferred Stock -- 1.1%
         64,917     CSC Holdings Inc., Series M, 11.125% due 4/1/08 .......................        6,816,285

          4,088     Rural Cellular Corp., 12.500% due 5/11/15 .............................        3,321,500
                    TCR Holding Corp.:
         17,552       Class B (c) .........................................................              176
          9,654       Class C (c) .........................................................               97
         25,451       Class D (c) .........................................................              255
         52,657       Class E (c) .........................................................              527
         23,500     UnitedGlobalCom Inc., Series D, 7.000% ................................           44,063
                                                                                              --------------

                    Total Preferred Stock (Cost -- $11,217,983) ...........................       10,182,903
                                                                                              --------------

Warrants and Rights (c) -- 0.5%

          5,000     APP China Group Ltd., Expires 3/15/10 (a) .............................               50
     29,381,748     Contifinancial Corp., Units of Interest, (Represents interests in a trust in the liquidation of Contifinancial Corp. and its
                      affiliates) (f) .....................................................        3,893,082
          2,750     Leap Wireless International Inc., (Exercise price of $96.80 per share expiring 4/15/10
                      Each warrant exercisable for 5.146 shares of common stock.) (a) .....          110,344
          3,500     Mattress Discounters Co., (Exercise price of $0.01 per share expiring on 7/15/07
                      Each warrant exercisable for 4.85 shares of Class A common stock and
                      0.539 shares of Class L common stock.) ..............................            5,688
          5,000     Republic Technologies International Inc., Expires 7/15/09 .............               50
          5,000     Ubiquitel Operating Co., (Exercise price of $22.74 per share expiring on 4/15/10
                      Each warrant exercisable for 5.965 shares of common stock.) .........          300,625
          8,025     Venezuela Discount Rights .............................................                8
          3,500     Winsloew Furniture, Inc., (Exercise price of $0.01 per share expiring
                      8/15/07
                      Each warrant exercisable for 0.2298 shares of common stock.) ........           36,750
                                                                                              --------------

                    Total Warrants and Rights (Cost -- $4,421,458) ........................        4,346,597
                                                                                              --------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
Page 16

SALOMON BROTHERS HIGH INCOME FUND II INC

October 31, 2001


        Face
       Amount+                               Security                                              Value
---------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.0%

$    17,000,000     Greenwich Capital Markets, 2.550% due 11/1/01; Proceeds at
                      maturity -- $17,001,204;(Fully collateralized by U.S.
                      Treasury Notes, 5.750% due 11/30/02; Market value --
                      $17,347,438) ........................................................   $   17,000,000
      1,493,000     Warburg Dillon Read LLC, 2.545% due 11/1/01; Proceeds at maturity --
                      $1,493,106; (Fully collateralized by U.S. Treasury Notes & Bonds,
                      10.625% to 13.250% due 5/15/14 to 8/15/15; Market
                      value  -- $1,522,867) ...............................................        1,493,000
                                                                                              --------------

                    Total Repurchase Agreements (Cost --  $18,493,000) ....................       18,493,000
                                                                                              --------------

                    Total Investments -- 100% (Cost -- $1,087,628,979*) ....................  $  944,119,038
                                                                                              ==============

----------------
+    Face amount denominated in U.S. dollars unless otherwise indicated.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)  Security is currently in default.
(c)  Non-income producing security.
(d) Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(e) Participation interests were acquired through the financial institutions indicated.
(f)  Securities valued in accordance with fair valuation procedures.
*    Aggregate cost for Federal income tax purposes is substantially the same.

     Abbreviations used in this schedule:
     ------------------------------------
     ARS    -- Argentine Peso.
     C      -- Capitalization Bond.
     DCB    -- Debt Conversion Bond.
     FLIRB  -- Front Loaded Interest Reduction Bond.
     NMB    -- New Money Bond.
     PDI    -- Past Due Interest.


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                         Page 17

SALOMON BROTHERS HIGH INCOME FUND II IN C

Statement of Assets and Liabilities (unaudited)
October 31, 2001

ASSETS:
 Investments, at value (Cost -- $1,087,628,979) .............   $   944,119,038
   Cash .....................................................               120
   Interest receivable ......................................        23,371,956
   Receivable for securities sold ...........................         3,502,833
   Prepaid expenses .........................................             6,058
                                                                ---------------
   Total Assets .............................................       971,000,005
                                                                ---------------

LIABILITIES:
   Loan payable (Note 8) ....................................       260,000,000
   Payable for securities purchased .........................         4,156,715
   Management fees payable ..................................           862,453
   Loan interest payable ....................................           668,510
   Administration fee payable ...............................            86,245
   Accrued expenses .........................................           141,964
                                                                ---------------
   Total Liabilities ........................................       265,915,887
                                                                ---------------
Total Net Assets ............................................   $   705,084,118
                                                                ===============

NET ASSETS:
   Common stock ($0.001 par value, authorized 100,000,000;
     70,442,543 shares outstanding) .........................   $        70,443
   Additional paid-in capital ...............................     1,028,833,049
   Overdistributed net investment income ....................        (3,725,690)
   Accumulated net realized loss from security transactions..      (176,583,743)
   Net unrealized depreciation on investments ...............      (143,509,941)
                                                                ---------------
Total Net Assets ............................................   $   705,084,118
                                                                ===============
Net Asset Value, per share($705,084,118/70,442,543 shares) ..            $10.01
                                                                         ======

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

Statement of Operations (unaudited)
For the Six Months Ended October 31, 2001

INCOME:

   Interest ..............................................   $  58,058,704
   Dividends .............................................         438,572
                                                             -------------
   Total Investment Income ...............................      58,497,276
                                                             -------------

EXPENSES:

   Interest expense (Note 8)  ............................       5,653,563
   Management fee (Note 2) ...............................       5,134,064
   Administration fee (Note 2) ...........................         513,406
   Shareholder communications ............................          93,035
   Custody ...............................................          56,076
   Audit and legal .......................................          41,841
   Directors' fees .......................................          17,081
   Other .................................................          61,511
                                                             -------------
   Total Expenses ........................................      11,570,577
                                                             -------------
Net Investment Income ....................................      46,926,699
                                                             -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
   Net Realized Loss From Security Transactions
     (excluding short-term securities):
     Proceeds from sales .................................     810,545,658
     Cost of securities sold .............................     847,044,349
                                                             -------------
   Net Realized Loss .....................................     (36,498,691)
                                                             -------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of period .................................    (106,436,004)
     End of period .......................................    (143,509,941)
                                                             -------------
   Increase in Net Unrealized Depreciation ...............     (37,073,937)
                                                             -------------
Net Loss on Investments ..................................     (73,572,628)
                                                             -------------
Decrease in Net Assets From Operations ...................   $ (26,645,929)
                                                             =============


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                         Page 19

SALOMON BROTHERS HIGH INCOME FUND II INC

Statements of Changes in Net Assets
For the Six Months Ended October 31, 2001 (unaudited) and the Year Ended April 30, 2001

                                                                October 31         April 30
                                                               -------------    -------------


OPERATIONS:

   Net investment income ...................................   $  46,926,699    $  92,722,931
   Net realized loss .......................................     (36,498,691)     (57,106,846)
   (Increase) decrease in net unrealized depreciation ......     (37,073,937)      17,802,415
                                                               -------------    -------------
   Increase (Decrease) in Net Assets From Operations........     (26,645,929)      53,418,500
                                                               -------------    -------------


DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...................................     (48,110,079)     (95,243,747)
   Capital .................................................              --      (10,559,053)
                                                               -------------    -------------
   Decrease in Net Assets From Distributions to Shareholders     (48,110,079)    (105,802,800)
                                                               -------------    -------------


CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued on reinvestment
     of dividends (1,439,342 and 2,261,462 shares issued,
     respectively)..........................................      15,495,853       25,985,832
                                                               -------------    -------------
   Increase in Net Assets From Capital Share Transactions...      15,495,853       25,985,832
                                                               -------------    -------------
Decrease in Net Assets .....................................     (59,260,155)     (26,398,468)

NET ASSETS:
   Beginning of period .....................................     764,344,273      790,742,741
                                                               -------------    -------------
   End of period* ..........................................   $ 705,084,118    $ 764,344,273
                                                               =============    =============
*Includes overdistributed net investment income of: ........     $(3,725,690)     $(2,542,310)
                                                               =============    =============

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

Statement of Cash Flows (unaudited)
For the Six Months Ended October 31, 2001

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
   Purchases of long-term portfolio investments ............................  $ (875,384,400)
   Proceeds from disposition of long-term portfolio investments and
     principal paydowns ....................................................     817,393,581
   Net sale of short-term portfolio investments ............................      58,869,000
                                                                              --------------
                                                                                     878,181

   Net investment income ...................................................      46,926,699
   Capitalized income on payment-in-kind securities ........................        (231,791)
   Amortization of net premium/discount on investments .....................     (10,751,297)
   Net change to receivables/payables related to operations ................      (1,700,747)
                                                                              --------------
   Net Cash Flows Provided by Operating Activities .........................      35,121,045
                                                                              --------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
   Cash dividends paid .....................................................      (50,617084)
   Proceeds from reinvestment of dividends .................................      15,495,853
                                                                              --------------
   Net Cash Flows Used by Financing Activities .............................     (35,121,231)
                                                                              --------------
Net Decrease in Cash .......................................................            (186)
Cash, Beginning of period ..................................................             306
                                                                              --------------
Cash, End of period ........................................................             120
                                                                              ==============

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                   Page 21

SALOMON BROTHERS HIGH INCOME FUND II INC

Notes to Financial Statements (unaudited)

Note 1. Significant Accounting Policies

Salomon Brothers High Income Fund II Inc ("Fund") was incorporated in Maryland and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maintain a high level of current income by investing primarily in a diversified portfolio of high-yield U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

SALOMON BROTHERS HIGH INCOME FUND II INC

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At April 30, 2001, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized loss and net assets were not affected by this change.

Note 2. Management Fee and Other Transactions

Salomon Brothers Asset Management Inc, a wholly-owned subsidiary of Salomon Smith Barney Holdings ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager ("Investment Manager") to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell or hold particular securities of the Fund. The management fee for these services is payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Smith Barney Fund Management LLC, another subsidiary of SSBH, acts as the Fund's administrator ("Administrator") for which the Fund pays a monthly fee at an annual rate of 0.10% of the value of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. The administrator performs certain administrative services necessary for the operation of the Fund.

SALOMON BROTHERS HIGH INCOME FUND II INC

During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Investment Manager and Administrator as a percentage of the Fund's assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund's assets, including those investments purchased with leverage.

At October 31, 2001, the Investment Manager and Salomon Smith Barney Inc., an affiliate of the Investment Manager, owned 6,667 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager.

Note 3. Portfolio Activity

During the six months ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases .................................................... $    859,705,953
                                                               ================
Sales ........................................................ $    810,545,658
                                                               ================
At October 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ..........................       $     19,302,837
Gross unrealized depreciation ..........................           (162,812,778)
                                                               ----------------
Net unrealized depreciation  ...........................       $   (143,509,941)
                                                               ================
Note 4. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received.

SALOMON BROTHERS HIGH INCOME FUND II INC

When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended October 31, 2001, the Fund did not enter into any written covered call or put option contracts.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At October 31, 2001, the Fund held loan participations with a total cost of $7,994,336.

Note 6. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including,

SALOMON BROTHERS HIGH INCOME FUND II INC among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Note 7. Capital Loss Carryforward

At April 30, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $83,075,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on April 30 of the year indicated:

                                      2007            2008             2009
                                  ------------    ------------    ------------

   Carryforward Amounts .......   $ 32,298,000    $ 40,142,000    $ 10,635,000


Note 8. Loan

At October 31, 2001, the Fund had outstanding a $260,000,000 loan pursuant to a revolving credit and security agreement with CXC Inc., a commercial paper conduit issuer for which Citicorp North America Inc. acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended October 31, 2001, the Fund paid interest expense of $6,153,043.

SALOMON BROTHERS HIGH INCOME FUND II INC

Financial Highlights

Data for a share of capital stock outstanding throughout the year ended April 30, unless otherwise noted:


                                                            2001(1)              2001               2000               1999(2)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ..............        $   11.08           $   11.85          $   13.54           $   15.00
                                                           ---------           ---------          ---------           ---------
Income (Loss) From Operations:
   Net investment income ..........................             0.67                1.37               1.45                1.23
   Net realized and unrealized loss ...............            (1.05)              (0.58)             (1.70)              (1.45)
                                                           ---------           ---------          ---------           ---------
Total Income (Loss) From Operations ...............            (0.38)               0.79              (0.25)              (0.22)
                                                           ---------           ---------          ---------           ---------
Offering Costs on Issuance of Common Stock ........               --                  --                 --               (0.02)
                                                           ---------           ---------          ---------           ---------
Less Distributions From:
   Net investment income ..........................            (0.69)              (1.40)             (1.44)              (1.22)
   Capital ........................................               --               (0.16)                --                  --
                                                           ---------           ---------          ---------           ---------
Total Distributions ...............................            (0.69)              (1.56)             (1.44)              (1.22)
                                                           ---------           ---------          ---------           ---------
Net Asset Value, End of Period ....................        $   10.01           $   11.08          $   11.85           $   13.54
                                                           =========           =========          =========           =========
Per Share Market Value, End of Period .............        $   10.64           $   10.96          $  11.750           $  12.625
                                                           =========           =========          =========           =========
  Total Return, Based on Market Price
     Per Share(3) .................................             3.50%++             6.85%              5.45%              (7.57)%++
Ratios to Average Net Assets:
Total expenses, including interest expense ........             3.07%+              3.09%              2.09%               1.54%+

  Total expenses, excluding interest expense
     (operating expenses) .........................             1.57%+              1.43%              1.29%               1.24%+

   Net investment income ..........................            12.47%+             11.87%             11.48%               9.84%+

Loans Outstanding, End of Period (000s) ...........        $ 260,000           $ 260,000          $ 105,000           $ 105,000

Weighted Average Interest Rate on Loans ...........             4.25%               6.69%              6.18%               5.72%

Net Assets, End of Period (000s) ..................        $ 705,084           $ 764,344          $ 790,743           $ 903,792

Portfolio Turnover Rate ...........................               85%                118%                68%                 66%
------------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended October 31, 2001 (unaudited).
(2) For the period from May 28, 1998 (commencement of operations) through April 30, 1999.
(3) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

SALOMON BROTHERS HIGH INCOME FUND II INC

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock ("Shares") of Salomon Brothers High Income Fund II Inc ("Fund") will be deemed to have elected to be a participant in the Dividend Reinvestment Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of PFPC Global Fund Services, formerly known as First Data Investor Services Group, Inc. as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

SALOMON BROTHERS HIGH INCOME FUND II INC

If (i) the Agent has not invested the full dividend amount in open market purchases by the date specified at the bottom of the prior page as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified at the bottom of the prior page or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's

SALOMON BROTHERS HIGH INCOME FUND II INC proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing or by calling 1-800-331-1710. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice

SALOMON BROTHERS HIGH INCOME FUND II INC to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at P.O. Box 8030, Boston, Massachusetts 02266-8030.



Additional Shareholder Information (unaudited)


This report is transmitted to the shareholders of Salomon Brothers High Income Fund II Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

SALOMON BROTHERS HIGH INCOME FUND II INC

Directors


DANIEL P. CRONIN
   Vice President -- Associate General Counsel,
   Pfizer International Inc
LESLIE H. GELB
   President, The Council on Foreign Relations
HEATH B. MCLENDON
   Managing Director, Salomon Smith Barney Inc.;
   President and Director, Smith Barney Fund
   Management LLC and Travelers Investment
   Advisors, Inc.
RIORDAN ROETT
   Professor and Director,
   Latin American Studies Program,
   Paul H. Nitze School of Advanced
   International Studies,
   Johns Hopkins University
JESWALD W. SALACUSE
   Henry J. Braker Professor of
   Commercial Law, and formerly Dean,
   The Fletcher School of Law & Diplomacy
   Tufts University
CHARLES F. BARBER, EMERITUS
   Consultant; formerly Chairman, ASARCO Inc.




Officers
HEATH B. MCLENDON
  Chairman and President
LEWIS E. DAIDONE
  Executive Vice President and Treasurer
MAUREEN O'CALLAGHAN
  Executive Vice President
JAMES E. CRAIGE
  Executive Vice President
THOMAS K. FLANAGAN
  Executive Vice President
BETH A. SEMMEL
  Executive Vice President
PETER J. WILBY
  Executive Vice President
ANTHONY PACE
  Controller
CHRISTINA T. SYDOR
  Secretary




Salomon Brothers High Income Fund II Inc


    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004
    Telephone 1-888-777-0102


INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004

CUSTODIAN
    PFPC Trust Company
    17th and Chestnut Streets
    Philadelphia, Pennsylvania 19103


DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 8030
    Boston, Massachusetts 02266-8030

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017


NEW YORK STOCK EXCHANGE SYMBOL
    HIX


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